Share Based Payments	6 Months Ended
Jun. 30, 2020
Share based payments [Abstract]
Share based payments

7. Share based payments

Share based compensation expense related to employee stock options amounted to CHF 167,908 for the six months ended June 30, 2020 (for the six months ended June 30, 2019, a loss of CHF 308,181, including share based compensation expenses of CHF 2,319, related to the purchase of intangibles was capitalized).

A total of 433,030 options were granted in the six months ended June 30, 2020. The exercise price of the options granted as share based compensation under the Equity Incentive Plan was USD 0.83. The methodology for computation of share based compensation expense for the period is consistent with the methodology used in 2019.